Exhibit 99.4

AURUM RESOURCES PTY LTD
ABN 85 139 894 081
Level 8 |580 St Kilda Road
Melbourne |Victoria |3004 | Australia
PO Box 6315 | St Kilda Road Central
Melbourne | Victoria | 8008 | Australia
T +61 3 8532 2800 | F +61 3 8532 2805

AURUM RESOURCES PTY LTD

and

LILIPHONE LATY

and

TOULAXAY VORACHIT

and

TED DOROTHEOS TZOVARAS

DEED OF AGREEMENT

THIS DEED IS MADE THE ................... DAY OF ......................... 2011

PARTIES:

Aurum Resources Pty Ltd (Australian Company Number 139 894 081) of Level 8, 580 St Kilda Road, Melbourne, Victoria, Australia 3004 (“Aurum”).

-and-

LILAPHONE LATY (“Laty”) of 14, Unit 21, Ban Thapalanxay, Vientiane Capital, Lao P.D.R. and TOULAXAY VORACHIT (“Vorachit”) of 260/41 Ban Thonphanthong, Sisattanark District, Vientaine Lao P.D.R. and TED DOROTHEOS TZOVARAS of Unit 11, No. 222/1,Ban Sibounheuang, Sikhottabong District, Vientiane, Lao P.D.R. (“Tzovaras”)  – (collectively “the LIMO parties”);

BACKGROUND:

The 2004 Joint Venture Agreement

A.	On or about 8 September 2004:

a.	Global Group Alliances Limited (“GGA”) a company incorporated in the United Kingdom Territory of the British Virgin Islands (“BVI”) and identifiable by Company Number 470605; and

b.	Argonaut Resources Overseas Investment Limited (“ARO”) a company incorporated in the BVI and identifiable by Company Number 23797 –

entered into an agreement entitled “Century Thrust Joint Venture Agreement” (“the JVA”).

B.	The recitals to the JVA indicated that GGA:

a.
was in the process of incorporating a BVI company on behalf of the future (unspecified) shareholders (“the future LIMO shareholders”) of a company to be called Lao Inter Mining Options Limited (“LIMO”);

b.	in entering into the JVA was acting as agent for the future LIMO shareholders;

c.	intended, subsequent to the incorporation of LIMO to novate its rights and obligations under the JVA to LIMO.

C.	The recitals of the JVA further indicated that:

a.
the future LIMO shareholders were then engaged in negotiations with the government of the Lao People’s Democratic Republic (“GoL”) for the procurement of a Mining Exploration and Production Agreement (“MEPA”) in relation to the Century Thrust region as described in Schedule A to the JVA (“the Tenement”);

b.	ARO would, subject to relevant approvals from the GoL, incorporate a company in Laos under the name Argonaut Resources (Laos) Co. Ltd (“ARL”);

D.	The operative provisions of the JVA, among other things, provided that:

a.	it was a condition precedent to the JVA that GGA procure the award of the MEPA to ARL (“the condition precedent”);

b.	GGA and ARO were joint venturers in an unincorporated joint venture (“the Joint Venture”) for the purpose of exploration and mining of the Tenement pursuant to the proposed MEPA to be issued to ARL;

c.	ARL would hold the MEPA rights as trustee for GGA and ARO as beneficial owners in the proportions of:

i.	70% for ARO;

ii.	30% for GGA

d.	the Shareholders of ARL would be ARO as to 70% and GGA (or LIMO if the novation has occurred) as to 30%;

e.	the JVA was governed by the law of New South Wales.

The position of LIMO in respect of the JVA

E.	LIMO was in fact incorporated on 17 August 2004 being prior to the execution of the JVA by GGA.

F.	GGA, ARO and LIMO never entered into an agreement to novate the rights of GGA under the JVA to LIMO.

G.	LIMO or other persons unknown (as the future LIMO shareholders were not identified in the JVA) may have rights in equity as against GGA in respect of the JVA.

H.	At law, GGA remains a party to the JVA and entitled to exercise rights thereunder.

I.	The LIMO parties have informed Aurum that

a.	the shareholders of LIMO are:

i.	As to 10,000 shares, Tzovaras;

ii.	As to 20,000 shares, Gary Gale (“the Gale shares”);

iii.	As to 20,000 shares, Vorachit.

b.	Garry Gale is deceased and Laty as his widow is his heir and successor in title in respect of the Gale Shares.

c.	The directors of LIMO are/were Tzovaras, Gale and Vorachit.

Events following the execution of the JVA

J.	In or about September 2004 the GoL entered into a Mineral Reconnaisance and Exploration Agreement (“MREA”) with Argonaut Overseas Investments Limited (“AOI”). AOI is a wholly owned subsidiary of ARO.

K.	ARL was incorporated in the Lao People’s Democratic Republic with the shareholders being:

a.	AOI as to 70%;

b.	LIMO as to 20%;

c.	Xaya Construction Ltd a company incorporated in the Lao People’s Democratic Republic (“Xaya”) as to 10%.

L.	Contrary to the terms of the JVA, AOI and not ARL successfully obtained the MEPA in respect of the Tenement.

M.	ARL successfully obtained an Investment License from the GoL in respect of the Tenement.

The capacity of LIMO to enter into a transaction with Aurum

N.	By reason of:

a.	the failure of GGA to novate the JVA to LIMO;

b.	the incorporation of LIMO prior to the date of the JVA; and

c.	the failure of the JVA to specify and identify the future LIMO shareholders –

Aurum is unable to be legally satisfied that the LIMO parties are entitled at law and in equity to, compromise, assign, novate or otherwise deal with any rights they have or may have had pursuant to the JVA and GGA remains the entity that would (but for its striking off as described below) be entitled at law to deal with rights and liabilities pursuant to the JVA.

O.	On 1 May 2008 LIMO was struck off (“the LIMO striking off”) the BVI register of companies pursuant to section 213(1)(c) of the BVI Business Companies Act (“the BVI Act”).

P.
By reason of the LIMO striking off, pursuant to the BVI Act all of LIMO’s assets (including the ARL shares and its rights under the JVA) are now vested in the British Crown and are unable to be dealt with by the directors or shareholders of LIMO.

The capacity of GGA to enter into any transaction

Q.	On 1 May 2007 GGA was struck off (“the GGA striking off”) the the BVI register of companies pursuant to section 213(1)(c) of the BVI Business Companies Act.

R.
By reason By reason of the GGA striking off, pursuant to the BVI Act all of GGA’s assets (including its rights under the JVA) are now vested in the British Crown and are unable to be dealt with by the directors or shareholders of GGA.

The proposed transaction with Aurum

S.
The LIMO parties as beneficial owners of 20% of the Tenement and all rights associated therewith (“the LIMO Tenement interest”), desire to grant to Aurum an option (“the option”) to purchase the LIMO Tenement interest and record the terms of the granting of the option.

T.	The LIMO parties enter into this deed in order to bring about the granting of the option to Aurum.

NOW IT IS AGREED

1.	PAYMENT

1.1.	Aurum will pay the LIMO parties the sum of $20,000.00 (“the payment amount”) within 7 days of the execution of this Deed.

1.2.
If the LIMO parties can establish to Aurum that their actual reasonable costs associated with the matters referred to in paragraph 2.2 hereof are about to exceed the payment amount Aurum will consider making an additional payment but shall not be obliged to do so.  Any additional payment pursuant to this clause will be considered a part payment toward the option fees referred to in clause 8 hereof.

2.	USE OF THE PAYMENT AMOUNT

2.1.
The LIMO parties irrevocably agree to hold the payment amount on trust solely for the purpose set out in paragraph 2.2 hereof until the occurrence of a release event pursuant to clause 3 hereof in which case it will be dealt with in the manner provided in clause 3.2.

2.2.	The payment amount is to be applied:

2.2.1.	First to the payment of all fees, costs and expenses (including legal costs) associated with the full reinstatement of GGA and LIMO to the BVI companies register;

2.2.2.	Second to the payment of all fees, costs and expenses (including legal costs) associated with the execution by GGA and LIMO of a Deed of Release annexed hereto and marked “A”.

2.2.3.	Third to the payment of all fees, costs and expenses (including legal costs) associated with affecting the transfer of the Gale shares to Laty.

3.	RELEASE OF ANY SURPLUS OF THE PAYMENT AMOUNT

3.1.	Each of the following is a release event:

3.1.1.	the provision of written consent from Aurum to the release of the payment amount or any part of it remaining at that time;

3.1.2.	the fulfilment by GGA and LIMO and the LIMO parties of the obligations set out in clause 5 hereof;

3.1.3.	the deregistration of Aurum.

3.2.	Upon the occurrence of a release event any amount of the payment amount remaining is to be distributed as follows:

3.2.1.	In any manner agreed in writing by the LIMO parties;

3.2.2.	Failing agreement by the LIMO parties, pro rata according to their percentage of shareholding in LIMO.

4.	OBLIGATION TO REINSTATE GGA AND LIMO

4.1.
Subject to Aurum’s compliance with clause 1.1 hereof, the LIMO parties irrevocably agree to do all things necessary on their part and sign all things necessary and pay all amounts necessary to cause GGA and LIMO to be:

4.1.1.	reinstated to the BVI register of companies within 28 days hereof (“the reinstatement”); and

4.1.2.
otherwise regularised (“the regularisation”) such that a Board of Directors is in place that is willing and able at law to enter into a binding agreement as required by clause 5 hereof (including but not limited to the exercise of voting rights they hold in GGA or LIMO to call a general meeting of shareholders to alter the composition of the Board of Directors).

5.	OBLIGATION TO CAUSE GGA AND LIMO TO ENTER INTO THE ANNEXED DEED

5.1.
The LIMO parties irrevocably agree to do all things necessary and sign all things necessary and pay all amounts necessary to cause GGA and LIMO to, immediately upon Aurum’s exercise of the option to lawfully enter into a deed in the identical terms of the deed annexed hereto and marked “A” (“the deed obligation”).

6.	FURTHER ASSURANCE

6.1.	The LIMO parties will also immediately upon Aurum’s exercise of the option execute a deed in identical terms as the deed annexed hereto and marked “A”.

7.	OPTION AGREEMENT

7.1.
The LIMO parties will themselves and will cause LIMO, within 7 days of the reinstatement (of LIMO), to enter into an option agreement (“the option agreement”) in identical terms to the Deed of Call Option annexed hereto and marked “B”.

8.	APPOINTMENT AS ATTORNEY

8.1.
In the event any or all of the LIMO parties is unable or unwilling to execute any document required to be executed to give effect to the reinstatement, the regularisation or the deed obligation, they hereby irrevocably appoint Aurum as their enduring attorney strictly limited to being empowered to do any act or sign anything that the relevant LIMO party would have been able to lawfully do or sign to aid, assist or finalise the reinstatement, the regularisation or the deed obligation in accordance with the provisions of this deed.

9.	WARRANTIES

9.1.	The LIMO parties warrant that:

9.1.1.	they (or their predecessor in title to shares in LIMO) are the persons referred to in the JVA as the future shareholders of LIMO;

9.1.2.	they are (but for the striking off of LIMO):

9.1.2.1.	the only shareholders of LIMO (or the lawful successor in title to a shareholder);

9.1.2.2.	(or one or more of them are) the only directors of LIMO (other than any director who is deceased);

9.1.3.	Their shares in LIMO are not subject to any encumbrance, right of first-refusal by any person to purchase them, escrow, mortgage, lien, charge, agreement to sell or option to purchase.

9.1.4.	Upon the reinstatement of LIMO, they are the only persons entitled to exercise control over the affairs of LIMO;

9.1.5.
To the best of their knowledge LIMO is not or was not prior the its striking off, likely to be the subject of any action by any person to wind it up, appoint a receiver/manager, controller, liquidator or administrator over its affairs or otherwise be

9.2.	Tzovaras warrants that he is or will within 14 days be entitled and/or able to cause:

9.2.1.	GGA to be reinstated;

9.2.2.	Upon such reinstatement, to enter into a deed in the identical form to the deed annexed hereto and marked “A”.

10.	ACKNOWLEDGMENT AND CONSENT

10.1.	The LIMO parties acknowledge that Aurum has entered into an agreement with ARO and AOI whereby Aurum has the right to earn a majority interest the shares of AOI (“the Aurum/AOI share purchase”).

10.2.	The LIMO parties on behalf of themselves and on behalf of LIMO hereby waive any pre-emptive right or similar and otherwise consent to the Aurum/AOI share purchase (“the waiver and consent”).

10.3.	Upon the reinstatement (of LIMO) if and when requested by Aurum will cause LIMO to do and sign all things necessary to give effect to the waiver and consent.

11.	ENTIRE AGREEMENT

11.1.	This document comprises the entire agreement between the parties.

12.	ASSIGNMENT

12.1.	Aurum shall have the right to assign all its rights and entitlements under this deed.

12.2.	The LIMO parties may not assign any of their rights or entitlements under this deed.

13.	VARIATION

13.1.	This agreement may only be varied in writing by a further deed executed for or on behalf of all the parties or their lawful attorney.

14.	WAIVER

14.1.
No relaxation, accommodation, indulgence, grant of time or failure to prosecute a right or enforce an obligation under this deed shall constitute a waiver unless in writing and signed by the party waiving the right.

15.	GOVERNING LAW

15.1.	This agreement is governed by the Law of Victoria, Australia.

16.	HEIRS AND SUCCESSORS BOUND

16.1.	This Deed bind the parties heirs and successors in title.

17.	COUNTERPARTS

17.1.	This Deed may be executed in a number of counterparts, each of which taken together shall constitute one deed.

17.2.	This Deed will come into effect upon the last person signing.

EXECUTED AS A DEED

Signed Sealed and Delivered	)

By Lilaphone Laty	)

Witnessed by:.............................................................

Print Name of Witness

Signed Sealed and Delivered	)

By Toulaxay Vorachit	)

Witnessed by:.............................................................

Print Name of Witness

Signed Sealed and Delivered	)

By Ted Dorotheos Tzovaras	)

Witnessed by:.............................................................

Print Name of Witness

Executed for and on behalf of

Aurum Resources Pty Ltd

By its duly authorised officer/s

....................................................................................

Director                                Director/Secretary

This is Annexure "A" to the Deed of Agreement

DEED OF RELEASE AND CONFIRMATION

PARTIES:

Lao Inter Mining Options Limited (“LIMO”) a company incorporated in the United Kingdom Territory of the British Virgin Islands (“BVI”) and identifiable by Company Number 610635

and

Global Group Alliances Limited (“GGA”) a company incorporated in the BVI and identifiable by Company Number 470605

and

Argonaut Resources Overseas Investment Limited (“ARO”) a company incorporated in the BVI and identifiable by Company Number 23797

and

Argonaut Overseas Investment Limited (“AOI”) a company incorporated in the BVI and identifiable by Company Number 618927

and

LILAPHONE LATY (“Laty”) of 14, Unit 21, Ban Thapalanxay, Vientiane Capital, Lao P.D.R. and TOULAXAY VORACHIT (“Vorachit”) of 260/41 Ban Thonphanthong, Sisattanark District, Vientaine Lao P.D.R. and TED DOROTHEOS TZOVARAS of Unit 11, No. 222/1, Ban Sibounheuang, Sikhottabong District, Vientiane, Lao P.D.R. (“Tzovaras”)  – (collectively “the LIMO parties”);

BACKGROUND:

A.
By agreement made 8 September 2004 (“the JVA”) between GGA and ARO, an unincorporated joint venture was formed to explore and potentially mine an area in Laos known as the Century Thrust Tenement (“the Tenement”) as described in the Mineral Reconnaisance and Exploration Agreement between AOI and the Government of the Lao People’s Democratic Republic (“Lao PDR”).

B.	GGA entered into the agreement with the intention of novating its rights to LIMO but which never occurred.

C.	The formalisation of the joint venture since the execution of the JVA has not proceeded as was envisaged in the JVA.

D.
Various licenses, permits and authorisations (“collectively the Tenement rights”) have been obtained in respect of the Tenement from the Government of the Lao PDR, some of which are held by ARO and/or AOI, some by a Lao company known as Argonaut Resources (Laos) Co. Limited (“ARL”).

E.
Xaya Construction Ltd a company incorporated in the Lao People’s Democratic Republic (“Xaya”) joined with ARO and LIMO in obtaining the Tenement rights and thereby, in effect, joined the joint venture.

F.	The shareholdings in ARL are:

a.	AOI as to 70%;

b.	LIMO as to 20%;

c.	Xaya as to 10%.

G.
In order to correct the various anomalies that arise from the JVA and events subsequent to it, GGA and ARO desire to terminate the JVA and the parties hereto desire to confirm between them their respective interests in the Tenement and the Tenement rights and record their agreement in the form of a deed.

NOW IT IS AGREED:

1.	DEFINITIONS

1.1.	Deed of Call Option, means the deed annexed as annexure “B” to the Deed of Agreement between Aurum Resources Pty Ltd and the LIMO parties.

2.	CONDITION PRECEDENT

2.1.	It is a condition precedent to the operation of this deed that Aurum Resources Pty Ltd has exercised the Option and paid the Purchase Price in full pursuant to the Deed of Call Option.

3.	TERMINATION OF THE JVA

3.1.	GGA and ARO hereby terminate the JVA effective as of the date hereof and all there former rights thereunder merge in this deed.

4.	MUTUAL RELEASE IN RESPECT OF THE JVA

4.1.
Each of the LIMO parties, LIMO, GGA, ARO and AOI hereby forever release and discharge the other from any and all claims, suits, demands, causes of action, costs, expenses, liabilities or obligations arising out the JVA.

5.	CONFIRMATION OF THE OWNERSHIP

6.	Each of the LIMO parties, LIMO, GGA, ARO and AOI hereby confirm that the Tenement and the Tenement rights, notwithstanding how the same are legally held, are beneficially owned by:

6.1.	AOI as to 70%;

6.2.	LIMO as to 20%;

6.3.	Xaya as to 10%.

7.	FUTHER ASSURANCE

7.1.
Each of the LIMO parties, LIMO, GGA, ARO and AOI shall do all things and sign all things necessary as and when required or requested by any other party to give legal effect to the ownership of the Tenement and the Tenement rights set out in clause 3 hereof.

8.	DECLARATION OF TRUST

8.1.
Pending the formal legal transfer of any of the Tenement rights to reflect the true ownership thereof as described in clause 3 hereof, any party who is the legal owner of any such right acknowledges that they hold the same on trust for AOI, LIMO and Xaya in the proportions described in clause 3 hereof.

9.	ENTIRE AGREEMENT

9.1.	This document comprises the entire agreement between the parties.

10.	VARIATION

10.1.	This deed may only be varied in writing by a further deed executed for or on behalf of all the parties or their lawful attorney.

11.	GOVERNING LAW

11.1.	This agreement is governed by the Law of New South Wales, Australia.

12.	HEIRS AND SUCCESSORS BOUND

12.1.	This Deed bind the parties heirs and successors in title

13.	COUNTERPARTS

13.1.	This Deed may be executed in a number of counterparts, each of which taken together shall constitute one deed.

13.2.	This Deed will come into effect upon the last person signing.

EXECUTED AS A DEED

Signed Sealed and Delivered	)

By Lilaphone Laty	)

Witnessed by:.............................................................

Print Name of Witness

Signed Sealed and Delivered	)

By Toulaxay Vorachit	)

Witnessed by:.............................................................

Print Name of Witness

Signed Sealed and Delivered	)

By Ted Dorotheos Tzovaras	)

Witnessed by:.............................................................

Print Name of Witness

Executed for and on behalf of

Argonaut Resources Overseas Investment Limited

By its duly authorised officers:

............................................                                   ..........................................

Director                                                                Director/Secretary

Executed for and on behalf of

Argonaut Overseas Investment Limited

By its duly authorised officers:

............................................                                   ..........................................

Director                                                                Director/Secretary

Executed for and on behalf of

Global Group Alliance Limited

By its duly authorised officers:

............................................                                   ..........................................

Director                                                                Director/Secretary

Executed for and on behalf of

Lao Inter Mining Options Limited

By its duly authorised officers:

............................................                                   ..........................................

Director                                                                Director/Secretary

This is Annexure "B" to the Deed of Agreement

DEED OF CALL OPTION

THIS DEED OF CALL OPTION is made on         day of February 2011

Between:

AURUM RESOURCES PTY LTD (Australian Company Number 139 894 081) of Level 8, 580 St Kilda Road, Melbourne, Victoria, Australia 3004 (“Aurum”);

and

LILAPHONE LATY (“Laty”) of 14, Unit 21, Ban Thapalanxay, Vientiane Capital, Lao P.D.R. and TOULAXAY VORACHIT (“Vorachit”) of 260/41 Ban Thonphanthong, Sisattanark District, Vientaine Lao P.D.R. and TED DOROTHEOS TZOVARAS of Unit 11, No. 222/1,Ban Sibounheuang, Sikhottabong District, Vientiane, Lao P.D.R. (“Tzovaras”)  – (collectively “the LIMO parties”);

and

LAO INTER MINING OPTIONS LIMITED, a company incorporated in the United Kingdom Territory of the British Virgin Islands and identifiable by Company Number 610635 of Unit 11, No. 222/1, Ban Sibounheuang, Sikhottabong District, Vientiane, Lao P.D.R. (“LIMO”).

PREAMBLE

A.	The LIMO parties are the sole directors of LIMO and the sole holders of all of the issued share capital in LIMO (“LIMO Shares”), the shares being held as follows:

a.	Tzovaras holds 10,000 LIMO Shares;

b.	Laty holds 20,000 LIMO Shares; and

c.	Vorachit holds 20,000 LIMO Shares.

B.	Argonaut Resources (Laos) Co. Ltd (“ARL”) is a company incorporated under the laws of the Lao PDR.

C.	LIMO is the legal and beneficial owner of 20% of the issued share capital of ARL.

D.
ARL is, in effect, a joint venture vehicle in respect of a mining tenement known as the Century Thrust tenement (more fully described and defined as “the Tenement” in clause 1.1 of this Deed).  However, not all the right, title and interest in the Tenement is legally held in ARL’s name.

E.
Pursuant to a Deed of Agreement entered into between Aurum and the LIMO parties in contemplation of this Deed, the LIMO parties have agreed both on their own behalf and on behalf of LIMO to grant to Aurum (or its nominee) an option to purchase all of the right title and interest of LIMO and the LIMO Parties in the Tenement upon the terms of this Deed including a right to elect to take a transfer of all the issued shares in LIMO.

THE PARTIES AGREE:

Interpretation

1.	In this Deed unless the contrary intention appears:

1.1.	ARL Shares means all of the shares held by LIMO in the share capital of ARL, being 20% of the total issued share capital;

Authorisation means any licence, concession, agreement, approval, permit, document, chose in action or similar, of any kind related to the Tenement, the ARL Shares, the MREA or the LIMO Shares which is required at any time to be held by Aurum to be the full legal and beneficial owner of the LIMO Tenement Interest and which requires some act or the signing of some document or instrument by LIMO or the LIMO Parties;

Business Day means a day on which banks trade in the Lao PDR and the State of Victoria, Australia;

Completion Date means the date determined in accordance with clause 12 of this Deed;

Execution Date means the day upon which Deed is signed by the last party to sign;

Expiry Date means the next Business Day after the date calculated as 179 clear days after the Execution Date;

Initial Option Fee means the amount of US$135,000;

Second Option Fee means the amount of US$135,000;

Third Option Fee means the amount of US$135,000;

LIMO Representative means the representative of the LIMO parties and LIMO, being Tzovaras or any other person who the LIMO parties by written direction signed by 2 or more of the LIMO parties may from time to time appoint;

Lao PDR means the Lao People’s Democratic Republic;

LIMO Shares means all of the issued share capital of LIMO;

LIMO Shares Election means Aurum’s right pursuant to clause 16 of this Deed to elect to have the LIMO Shares transferred to it or its Nominee on the Completion Date;

LIMO Tenement Interest means a 20% beneficial interest in the Tenement, including but not limited to:

i.	the ARL Shares;

ii.	any and all right title and interest of whatever kind held legally or beneficially by LIMO or some or all of the LIMO parties in respect of the Tenement, the ARL Shares and the MREA;

MREA means the Mineral Reconnaissance and Exploration Agreement between Argonaut Overseas Investments Limited and the Government of the Lao PDR dated 22 September 2004 and renewed for a further term of 3 years on 22 February 2010;

Nominated Bank Account means any one or more bank accounts of which the LIMO parties give particulars by written notice to Aurum, such notice to be signed by all of the LIMO parties;

Option means the call option granted to Aurum by LIMO and the LIMO parties in clause 3 of this Deed;

Option Fees means and includes all of the Initial Option Fee, Second Option Fee and Third Option Fee;

Purchase Price means the US$1,350,000;

Taxes includes a tax, levy, impost, duty, penalty, charge or fee which is required to be withheld, deducted or paid on, from or concerning this Deed;

Tenement means the Contract Area (as defined in the MREA) and incorporates the area delineated and described in Schedule 1 and includes any other mining title or right to explore or to use land in connection with exploration or mining activities and which becomes subject to this Agreement, and includes any renewals, extensions, modifications, substitutions or variations thereof and any other mining titles held from time to time by Argonaut Laos in respect of the Contract Area or any part thereof, and any interest therein.

1.2.	The singular includes the plural and vice versa.

1.3.	Words importing a gender include every other gender.

1.4.	Headings are for convenience of reference only and do not affect the construction or interpretation of this Deed.

1.6	Where a party to this Deed is more than one person they are jointly and severally liable under the terms of this Deed.

1.7.	Persons include corporations.

Representation and warranties

2.           Each of the LIMO parties and LIMO represents and warrants to Aurum that:

2.1.	each of the LIMO parties and LIMO has full power and authority to enter into and perform all obligations and exercise all rights under this Deed;

2.2.
neither the ARL Shares nor the LIMO Shares are subject to any encumbrance, right of first-refusal by any person to purchase them, escrow, mortgage, lien, charge, agreement to sell or option to purchase them;

2.3.	LIMO has not gone into liquidation or passed any resolution that it be wound up and no application for its winding up has been presented or threatened;

2.4.	To the best of their knowledge, ARL has not gone into liquidation or passed any resolution that it be wound up and no application for its winding up has been presented or threatened;

2.5.
to the best of their knowledge, neither LIMO nor ARL is, or is likely to be, the subject of any action by any person in respect of any claim or to wind it up, appoint a receiver/manager, controller, liquidator or administrator over its affairs or otherwise be;

2.6.	LIMO has never traded or engaged in any activity other than being the holder of the ARL shares and the LIMO Tenement Interest;

2.7.	to the best of their knowledge, LIMO does not have any actual or contingent liability;

2.8.	the LIMO Shares are all of the issued shares in the capital of LIMO, and have been allotted and fully paid up in cash and no moneys are owing in respect of them;

2.9.
there are no agreements, arrangements or understandings in force or securities issued which call for the present or future issue of, or grant to any person the right to require the issue of, any shares or other securities in LIMO or ARL; and

2.10.
until the Expiry Date or earlier termination of this Deed they will not negotiate with, offer to or come to any arrangement with any other person in respect of the purchase or possible purchase of the LIMO Shares, the ARL Shares or the LIMO Tenement Interest.

Call Option

3.
In consideration of Aurum agreeing to the payment of the Option Fees, LIMO and the LIMO parties grant to Aurum or to its nominee an exclusive option to purchase the LIMO Tenement interest on the terms set out in and exercisable in accordance with the terms of this Deed.

Payment of Option Fees

4.	Aurum must pay:

4.1.	the Initial Option Fee within 5 Business Days of the Execution Date;

4.2.	the Second Option Fee by no later than the next Business Day after the date calculated as 59 clear days after the Execution Date;

4.3.	the Third Option Fee by no later than the next Business Day after the date calculated as 119 clear days after the Execution Date.

5.
In the event that Aurum fails to pay any of the Option Fees by the due date, then LIMO shall be entitled to serve a notice upon Aurum requiring the default to be remedied within 3 business days.  If the default is not remedied by Aurum within 3 business days after service of the default notice this Deed shall terminate (“the Option Fee default termination”).

6.	In the event Aurum exercises the Option prior to the due date for payment of any of the Option Fees, Aurum’s obligations under clause 4 hereof shall cease.

Payments

7.	Aurum must pay the Option Fees and the Purchase Price into the Nominated Bank Account.

8.	LIMO hereby irrevocably:

8.1.	authorises the LIMO parties to nominate the Nominated Bank Account;

8.2.	authorises and directs Aurum to pay any amounts payable under this Deed into the Nominated Bank Account.

9.	In the event that at the time a payment is due to be made by Aurum pursuant to this Deed:

    9.1      there has been no nomination of the Nominated Bank Account; or

    9.2      the Nominated Bank Account has been closed; or

9.3	the Nominated Bank Account is otherwise frozen or unable to receive deposits-

Aurum shall be entitled to deposit the amount of any such payment into the trust account of an independent Australian Legal Practitioner with written instructions that such monies are for the benefit of LIMO and the LIMO parties pursuant to this Deed and shall use its reasonable endeavours to notify LIMO and the LIMO parties of having done so.

Exercise of Option

10.
Aurum may exercise the Option at any time on or before 5.00pm (Australian Eastern Standard time) on the Expiry Date. If Aurum does not exercise the Option on or before 5.00pm (Australian Eastern Standard time) on the Expiry Date, unless otherwise agreed by the LIMO and the LIMO Parties in writing, the Option will no longer be able to be exercised by Aurum.

11.	For the purpose of exercising the Option, Aurum must serve a written notice on LIMO containing a statement to the effect that Aurum is exercising the Option.

Completion

12.	The Completion Date shall, unless otherwise agreed in writing by the parties, be the earlier of:

12.1.
the date upon which Aurum is notified that the transfer of the ARL Shares or any other Authorisation, is approved and/or registered by the Government of the Lao P. D. R. insofar as any such approval or registration is required;

12.2.	14 days from the Expiry Date -

   or if such day is not a Business Day, the next following Business Day.

13.	Completion, in so far as it may involve the exchange of documents shall take place at the offices of Aurum in Vientiane, Lao PDR or such other location as agreed between the parties.

14.	On the Completion Date:

14.1.	Aurum must pay the Purchase Price less the aggregate amount of the Option Fees paid by Aurum to LIMO or the LIMO Parties prior to the Completion Date;

14.2.
LIMO and the LIMO Parties must deliver to Aurum any  and all share transfer documents or  Authorisations required to be signed or delivered to ensure that their full legal and beneficial entitlement to the LIMO Tenement Interest is conveyed or able to be conveyed to Aurum;

14.3.	where Aurum has notified LIMO pursuant to clause 16 hereof of its exercising the LIMO Shares Election, the LIMO parties must deliver to Aurum:

14.3.1.	the share certificates for all the LIMO Shares;

14.3.2.	duly executed share transfers for all the LIMO Shares in registrable form;

14.3.3.	signed copies of any resolution of shareholders or directors of LIMO reasonably requested by Aurum to:

(i)	consent to the transfer of the LIMO Shares to Aurum or its nominee;

(ii)	affect the appointment of such directors of LIMO on and from the Completion Date as Aurum nominates;

14.3.4.	letters of resignation from all of the Directors of LIMO duly executed by each of the LIMO parties;

14.3.5.	all the books and records of LIMO.

Further Assurance

15.
In the event the Option is exercised, LIMO and the LIMO parties shall, on or before the Completion Date and at any time thereafter do all and sign all such other things and documents as Aurum may reasonably require, and which may be within their power, to enable Aurum or its nominee to become the full legal and beneficial owner  of:

15.1.	the ARL Shares;

15.2.	in the event of Aurum having exercised the LIMO Share Election, the LIMO Shares (including the appointment of directors of its choosing to the board of directors of LIMO); and

15.3.	the LIMO Tenement Interest –

provided that anything done by the LIMO or the LIMO parties prior to the Completion Date are conditional on completion taking place and in the event completion does not take place and this Deed is terminated, Aurum shall be required to do all such things as are reasonably necessary at the request of LIMO to return the affairs of LIMO or ARL to its former state.

The LIMO Shares Election

16.
In the event the Option is exercised by Aurum, but Aurum reasonably believes that the transfer of the ARL shares or any Authorisation will not be approved and/or registered as required by the Government of Lao PDR prior to the Completion Date, Aurum shall have the right at any time up to and including the 10th clear Business Day prior to the Completion Date to elect by notice in writing to the LIMO Representative to require the LIMO Parties to transfer all of the LIMO Shares to Aurum or its nominee.

17.
In the event Aurum exercises the LIMO Shares Election, the LIMO parties hereby unconditionally and irrevocably indemnify Aurum against any and all claims, liabilities, costs, expenses and losses arising in respect of the LIMO Shares where such arose or relates to any event, conduct or action that occurred prior to the Completion Date.

18.	In order to ensure the LIMO Shares Election is available to Aurum during the term of this Deed, the LIMO parties agree to:

18.1.	Not sell, assign, mortgage or otherwise encumber or deal in any way with the LIMO shares;

18.2.	Do all such things as are necessary to maintain LIMO and the LIMO shares in good standing and free of any default, debt, encumbrance or liability of any kind whatsoever.

Time of the Essence

19.	Time is of the essence for all matters required to be done under this Deed.

Expenses

20.	Each party will pay their own legal expenses, taxes and other expenses payable on or in connection with this Deed.

Termination

21.	In the event of an Option Fee default termination then:

21.1.	neither LIMO nor Aurum shall have any claim against the other in respect of this Deed, whether or not any such claim arose prior to the date of termination;

21.2.	each of LIMO and Aurum shall be released from all further obligations under this Deed.

Notices

22.
Any notice to be given by Aurum to the LIMO parties or LIMO pursuant to this Deed must be in writing and shall be deemed to have been duly served if sent by email to ted.tzovaras@gmail.com or such other email address notified for such purpose by the LIMO Representative.

23.
In the event that for any reason an email is unable to be sent to the address provided in clause 20 (“the unsuccessful email attempt”), then Aurum shall be entitled to give notice (“the alternative notice”) by:

23.1.	posting a copy of such notice to the address of each of the LIMO parties set out at the beginning of this Deed; and

23.2.	publishing a copy of such notice in the Vientiane Times on the next practical and available date for publication –

and the alternative notice shall deemed to have been served when the unsuccessful email attempt would have been deemed to have been served pursuant to clause 25 if it had been successfully transmitted and received at the time of sending.

24.
Any notice to be given by the LIMO parties or LIMO to Aurum pursuant to this Deed must be in writing and shall be deemed to have been duly served if sent by facsimile marked “For the Urgent Attention of Tony Chay” and sent to +613 8532 2805.

25.
A notice served in accordance with clauses 22 or 24 shall be deemed to have been served when sent if it is effectively sent at or before 4.00pm (Australian Eastern Standard time) on a Business Day. If it is effectively sent after 4.00pm (Australian Eastern Standard time) on a Business Day, the notice shall be deemed to have been served at 12.00 noon (Australian Eastern Standard time) on the next following Business Day.

Proper Law

26.	The Deed shall be governed by and construed in accordance with:

26.1.	except as provided in clause 26.2 hereof, the laws of the Lao PDR;

26.2.	in so far as it relates to the LIMO Shares Election and the transfer of the LIMO Shares, the laws of the United Kingdom.

Dispute Resolution

27.
Any dispute arising out of or in connection with this Deed, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre for the time being in force, which rules are deemed to be incorporated by reference in this clause. The Tribunal shall consist of a single arbitrator. The language of the arbitration shall be in English.

General

28.
No failure, delay, relaxation or indulgence on the part of either party in exercising any power or right arising out of or in connection with this Deed or otherwise will operate as a waiver of such power or right, nor will any single or partial exercise of such power or right preclude any future exercise.

29.
If any term or part of this Deed is invalid or not enforceable according to its terms, all other terms or parts which are self-sustaining and capable of separate enforcement without regard to the invalid or unenforceable term or part is and will and continue to be valid and enforceable according to its terms.

30.	This Deed will be executed in 5 counterparts in English each of which is to be signed by all parties to this Deed and each of which is to be considered an original.

31.
This Deed may be translated to Lao and one or more translated copies executed by the parties.  However, in any dispute or in the case of any uncertainty as to the meaning of any clause of this Deed, the English version shall be used and shall prevail.

32.	The following clauses of this Deed shall survive termination, namely clauses:

32.1.	1.1 to 1.7 (inclusive) but only insofar as a definition or rule of construction contained therein is required to interpret any of the clauses in clause 32.2 hereof;

32.2.	2,15, 17, 20, 22, 23, 24, 25, 26, 27, 31.

EXECUTED as a Deed.

EXECUTED by LAO INTER MINING OPTIONS LIMITED by its directors:
Toulaxay VORACHIT Date Signed:

Lilaphone LATY	Ted Dorotheos TZOVARAS
Date Signed:	Date Signed:

SIGNED SEALED AND DELIVERED by LILAPHONE LATY in the presence of:

Witness	Lilaphone LATY Date signed:

SIGNED SEALED AND DELIVERED by TOULAXAY VORACHIT in the presence of:

Witness	Toulaxay Vorachit Date signed:

SIGNED SEALED AND DELIVERED by TED DOROTHEOS TZOVARAS in the presence of:

Witness	Ted Dorotheos Tzovaras Date signed:

EXECUTED by AURUM RESOURCES PTY LTD by its authorised Director/Secretary:

Director/Secretary	Director/Secretary

Name of Director/Secretary Date Signed:	Name of Director/Secretary Date Signed:

SCHEDULE 1